UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023 (June 29, 2023)

OCEAN POWER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33417	22-2535818
(Commission File Number)	(IRS Employer Identification No.)

28 Engelhard Drive, Suite B

Monroe Township, New Jersey 08831

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (609) 730-0400

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	OPTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No.1 to the Current Report on Form 8-K (this “Amendment”) amends Item 9.01 of the Current Report on Form 8-K of Ocean Power Technologies, Inc. (the “Company”), as originally filed with the Securities and Exchange Commission (“SEC”) on June 30, 2023 (the “Original Form 8-K”). This Amendment is being filed with the SEC solely to replace Exhibit 3.1 to the Original Form 8-K with the Certificate of Designations of the Series A Participating Preferred Stock of the Company (the “Series A Certificate of Designations”) that was accepted for filing by the Division of Corporations of the Secretary of State of the State of Delaware on June 30, 2023. The Series A Certificate of Designations, as accepted for filing by the Division of Corporations of the Secretary of State of the State of Delaware, was modified to refer to the Company’s charter as the Certificate of Incorporation, as amended, rather than the Restated Certificate of Incorporation, as amended. Except for the foregoing, no other changes have been made to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Designations of Series A Participating Preferred Stock of Ocean Power Technologies, Inc (filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN POWER TECHNOLOGIES, INC.
(Registrant)

Date: June 30, 2023	By:	/s/ Philipp Stratmann
	Name:	Philipp Stratmann
	Title:	President and Chief Executive Officer

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